UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 31, 2005


                           The Jackson Rivers Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                        333-70932                65-1102865
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


            402 West Broadway, Suite 400, San Diego, California 92101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (619) 615-4242


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01      Entry into a Material Definitive Agreement.

      See Item 5.01.

Item 1.02      Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03      Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01      Completion of Acquisition or Disposition of Assets.

      Not applicable.

Item 2.02      Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05      Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06      Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

      Not applicable.

Item 3.02      Unregistered Sales of Equity Securities.

      Not applicable.

Item 3.03      Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01      Changes in Control of Registrant.

      On August 31, 2005, we entered into a stock purchase agreement with Jeffrey W. Flannery, our new President and Chief Executive Officer, and Dennis
N. Lauzon, our former President, Chief Executive Officer and controlling stockholder, whereby Mr. Lauzon agreed to sell 960,000 shares of our Series A Preferred Stock held by him to Mr. Flannery for a purchase price of $60,000 in the form of $15,000 in cash and a secured promissory note in the principal amount of $45,000 payable in 3 monthly installments of $15,000 per month. The note is secured by a Pledge Agreement, whereby Mr. Flannery pledged, and granted a security interest in and to, the Series A Preferred Stock purchased from Mr. Lauzon until such time as the payments due under the note have been paid in full.

      Pursuant to the terms of the Agreement, we agreed not to amend the terms of the Series A Preferred Stock and not to issue any additional shares of any class or series of preferred stock (including the Series B Preferred Stock) until the note issued by Mr. Flannery in favor of Mr. Lauzon has been paid in full.

      The sale of the Series A Preferred Stock by Mr. Lauzon to Mr. Flannery effectively transferred control of the company to Mr. Flannery.

      In connection with this change in control, Mr. Lauzon resigned as President, Chief Executive Officer and Chief Financial Officer and Nicholas A. Cortese resigned as Secretary and Treasurer of The Jackson Rivers Company. The board of directors appointed Mr. Flannery as the new President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

      Thereafter, Mr. Cortese resigned as a director of The Jackson Rivers Company. Mr. Lauzon, as the remaining sole director, appointed Mr. Flannery to fill the vacancy on the board of directors.

      The sale of the shares of Series A Preferred Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(1) of the Securities Act (under the so-called "4(1 1/2) exemption" of the Securities Act).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (a) Concurrent with the closing of the transaction described under Section
5.01 above, on August 31, 2005, Nicholas A. Cortese resigned as a Director of The Jackson Rivers Company. Mr. Cortese's resignation was not based on any disagreement with us on any matter relating to our operations, policies or practices.

      (b) Concurrent with the closing of the transaction described under Section
5.01 above, on August 31, 2005, (i) Dennis N. Lauzon resigned from his positions as President, Chief Financial Officer and Chief Executive Officer of The Jackson Rivers Company and (ii) Mr. Cortese regsigned from his positions as Secretary and Treasurer of The Jackson Rivers Company. Messrs. Lauzon and Cortese's resignations were not based upon any disagreement with us on any matter relating to our operations, policies or practices.

      (c) Concurrently with Messrs. Lauzon and Cortese's resignations, our Board of Directors appointed Jeffrey W. Flannery as President, Chief Executive Officer, Secretary and Treasurer of The Jackson Rivers Company.

      Jeffrey W. Flannery has been a director of The Jackson Rivers Company and its President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary since August 31, 2005. Mr. Flannery brings extensive experience in business development and fiscal management to these positions with The Jackson Rivers Company. He is currently serving as (i) President, Chief Financial Officer, Secretary and Director of Axia Group, Inc., a development stage company and (ii) Chief Executive Officer and Chief Financial Officer of Centrex, Inc., a company which is commercializing a patented technology for biochemical detection systems. Previously, Mr. Flannery was the founder and Chief Executive Officer of Enhanced Information Systems, Inc., an online home health care provider for the pharmacy industry, Vice President of Development for IUSA, an information technology company, and Vice President of Corporate Communications for Center For Special Immunology, a public company dedicated to medical treatments for immune disorders. As President of FLC Partners, Inc., an investment banking services company, Mr. Flannery has provided financial consulting and business development services for many public and private companies. Mr. Flannery received his B.A in Philosophy from the University of California Los Angeles.

      (d) On August 31, 2005, pursuant to a resolution, our Board of Directors appointed Jeffrey W. Flannery as a Director to fill the vacancy created by Mr. Cortese's resignation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01      Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

Item 8.01      Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number      Description
            -----------------------

            10.1 Stock Purchase Agreement dated as of August 31, 2005 by and between Jeffrey W. Flannery, Dennis N. Lauzon and The Jackson Rivers Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE JACKSON RIVERS COMPANY

                                (Registrant)


Date: September 7, 2005         By: /s/ Jeffrey W. Flannery
                                    --------------------------------------------
                                    Jeffrey W. Flannery,  President, Chief
                                    Executive Officer, Chief Financial Officer,
                                    Treasurer and Secretary